EXHIBIT 23(a)




                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 23, 1998, in the registration statement (Post-Effective Amendment No. 2 on Form F-3 to Form F-1, Registration Number 333-6136) and related Prospectus of Genesis Development and Construction Ltd.







                                       KOST, LEVARY and FORER
                                        Certified Public Accountants (Israel)
                                        A member of Ernst & Young International



Haifa, Israel
June 12, 1998